Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fonar Corporation and Subsidiaries (the “Company”) on Form 10K for the fiscal year ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dr. Raymond V. Damadian, President, Chief Executive Officer, and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Raymond V. Damadian, M.D.

Raymond V. Damadian, M.D.

President, Chief Executive Officer

and Chief Financial Officer

September 29, 2015

A signed original of this written statement required by Section 906 has been provided to Fonar Corporation and will be retained by Fonar Corporation and furnished to the Securities and Exchange Commission or its staff upon request.